UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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GAS NATURAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Christopher J. Hubbert, Esq.

Kohrman Jackson & Krantz LLP

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On July 6, 2016, representatives of the Company had a telephonic meeting with representatives of Institutional Shareholder Services, Inc. (“ISS”) pertaining to certain matters to be voted upon at the Company’s 2016 Annual Meeting of Shareholders scheduled for July 27, 2016. A copy of the slides used in the ISS meeting is set forth below.

1 Investor Presentation July 6, 2016

Safe Harbor Statement

These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including but not limited to the Company's continued ability to make dividend payments, the company's ability to implement its business plan, the company's ability to consummate its pending acquisitions and to successfully integrate the operations of the acquired companies; fluctuating energy commodity prices, the possibility that regulators may not permit the company to pass through all of its increased costs to its customers, changes in the utility regulatory environment, wholesale and retail competition, weather conditions, litigation risks, risks associated with contracts accounted for as derivatives, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Shareholder Information

Gas Natural will hold its 2016 Annual Meeting of Shareholders on July 27, 2016. The Company has filed with the U.S. Securities and Exchange Commission (the "SEC") and mailed to its shareholders a definitive proxy statement together with a **GREEN** proxy card in connection with the 2016 Annual Meeting. The definitive proxy statement contains important information about the Company, the 2016 Annual Meeting, and related matters.

COMPANY SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING **GREEN** PROXY CARD, AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE AS THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the matters to be considered at the 2016 Annual Meeting. Information regarding the Company's directors and executive officers is contained in the Company's annual report on Form 10-K/A filed with the SEC on April 27, 2016, and definitive proxy statement filed with the SEC on June 21, 2016.

The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and security holders free of charge at the SEC's web site at www.sec.gov. In addition, the Company's filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Gas Natural Investor Relations at (716) 843-3821. Such materials are also available at *http://proxy.egas.net*.

© 2016 Gas Natural Inc.
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3 © 2016 Gas Natural Inc. 3 ▪ After the dismissal of Richard M. Osborne (RMO), former Chairman and CEO, current management and independent directors launched a turnaround after years of poor regulatory relations, unprofitable investments, weak internal controls and processes and poor morale that existed under the leadership of RMO ▪ The turnaround actions led by the current management team have resulted in improved regulatory relationships, customer growth and more efficient operations ▪ Management and the Board believe they have reached an inflection point and expect to begin to realize the financial benefits of their turnaround efforts by the end of 2016 and beyond ▪ RMO, owner of <5000 shares, or <0.1%, is seeking to re - entrench himself ▪ While he was Chairman and CEO, he sold 2.1 million of his EGAS shares to pay off creditors ▪ He wants control of the Board with no new ideas on how to grow the business or drive shareholder value ▪ RMO’s history demonstrates his disregard for our regulators, mismanaging of utility operations and his self - serving interests ▪ His nominees lack the experience to provide the guidance and governance required for public utilities ▪ Our six nominees include five highly qualified and experienced independent Directors, including four who joined the Board subsequent to RMO’s dismissal in May 2014 ▪ The stock has been challenged over the last two years by the overhang from RMO’s stock sales as well as shareholder response to costs incurred for litigation and investigations related to his tenure as Chairman and CEO The Situation

4 © 2016 Gas Natural Inc. 4 ▪ The Public Utilities Commission of Ohio (PUCO) issued an order in November 2013 initiating a management audit of our Ohio utilities due to significant concerns over related party transactions ▪ The audit was ordered in 2013, when RMO was CEO of Gas Natural and the Ohio utilities ▪ In the wake of the PUCO’s November 2013 order, Gas Natural was sued by its shareholders five times relating to RMO’s treatment of the Ohio utilities and the related party payments he received ▪ When the Board took action to reduce these related party transactions and investigate RMO’s management practices, he refused to cooperate and attempted to interfere with the investigation ▪ The Board had no choice but to remove him as Chairman and CEO ▪ He responded to his removal by physically assaulting a director and suing the Company, its officers and directors and agents nine times ▪ In September 2014, employees of an Ohio pipeline company owned by RMO tampered with one of our regulator stations by inserting a solid metal plate in the pipeline, cutting off the flow of gas to some of our customers and creating a situation that could have created a serious public safety issue Background

5 © 2016 Gas Natural Inc. 5 EGAS: A UNIQUE, GROWING NATURAL GAS UTILITY

Emerging Markets – Growth Opportunity

Market penetration rates of <30%


Maine


North Carolina

- **Service Area:** Lincoln to Bucksport
- **Customers:** 6,100 including residential (76%), commercial (23%) and transportation (1%)
- **Service Area Population:** 78,000
- 260 miles of transmission and distribution pipeline
- Regulated by Maine Public Utilities Commission (MPUC)
- Alternative Rate Plan order affirmed August 13, 2015 – locks in rates for seven years
- Unlimited rate base earnings as incentive to expand

Bangor Natural Gas

- **Service Area:** Primarily northwest corner of NC
- **Customers:** 3,300 including residential (53%), commercial (46%) and transportation (1%)
- **Service Area Population:** 280,000
- 490 miles of transmission and distribution pipeline
- Regulated by North Carolina Utilities Commission (NCUC)
- Stipulation holds margin rates until 2019
- Allows periodic rate adjustments to recover wholesale gas costs

Frontier Natural Gas

6

7 © 2016 Gas Natural Inc. 7 Mature Markets – Stability, Cash Flow x Service Area: Located in northeastern and central O hio x Customers: 27,700 including residential (92%), commercial (5%) and transportation (3%) x Service Area Population: 5.9 million x 1,380 miles of transmission and distribution pipeline x Regulated by Public Utilities Commission of Ohio (PUCO) x Traditional cost of service regulation x Service Area: Three counties in western Montana x Customers : 31,400 including residential (88%), commercial (10%) and transportation (2%) x Service Area Population: 87,000 x 630 miles distribution pipeline x Regulated by Montana Public Service Commission (MPSC) x Trad itional cost of service regulation ; adjustment allows for recovery of changes in gas costs Ohio Montana

8 © 2016 Gas Natural Inc. 8 [1] Restated for divestiture of Wyoming operations recorded as discontinued operations ▪ Rapidly expanding market share in ME and NC ▪ Midstream pipeline opportunities ▪ Geographically diverse customer base enhances stability of operations Increasing Market Penetration 65.4 68.0 67.8 68.4 2013 2014 2015 Q1 2016 Customers [1] (in thousands) [2] [2] The Company divested its PA and KY utilities during 2015, which did not meet the criteria to be recorded as discontinued ope rations; accordingly prior periods have not been restated for those divestitures (represents approximately 2,100 customers at time of divestiture)

9 © 2016 Gas Natural Inc. 9 RMO NEARLY DESTROYED EGAS

10 © 2016 Gas Natural Inc. 10 ▪ The PUCO found issues with two consecutive audit periods of Gas Cost Recovery (GCR) filings by EGAS’ Ohio utilities ▪ PUCO ordered investigation ▪ November 2013, PUCO ordered investigative audit of Ohio utilities and related party transactions with RMO - owned entities ▪ Audit initiated June 2014; results of audit filed January 2015 ▪ Findings pointed to management and governance failures during RMO’s tenure ▪ PUCO stipulation October 2015 and settlement June 2016 ▪ PUCO Staff and Consumers’ Counsel: Demanding customer refunds derived from related party transactions with RMO - owned or controlled entities Regulatory challenges prevalent in Ohio Status May 2014: RMO Legacy

11 © 2016 Gas Natural Inc. 11 ▪ Threats of show cause orders from Montana, North Carolina, Wyoming and Maine regulators ▪ Wyoming: Commission exerted jurisdiction beyond the utility, to Gas Natural ▪ Montana: Commission threatened jurisdiction over Gas Natural and suspended dividends for violation of ring - fencing provisions ▪ Rate cases were in jeopardy and show cause orders were issued in Maine and threatened in North Carolina Ohio regulatory challenges bleed to other jurisdictions Status May 2014 : RMO Legacy

12 © 2016 Gas Natural Inc. 12 WE ARE AT AN INFLECTION POINT

13 © 2016 Gas Natural Inc. 13 ▪ New management ▪ New Board ▪ Rationalized assets ▪ Improving regulatory relationships ▪ Addressing past operational and control issues Gas Natural Transformation

Making Progress

2010-2013

- Acquired Ohio utilities from RMO
- GCR audits
- 4 stock offerings—3.9m primary shares issued and 2.1m secondary shares sold by RMO
- Acquired JDOG Marketing from RMO
- PUCO ordered investigative audit of Ohio utilities
- Shareholder lawsuits filed
- Kevin Degenstein departure
- Auditors resigned
- End of 2013: Gregory J. Osborne named President & COO, James E. Sprague named CFO

2014-2015

- Retained Cox Consulting Group for regulatory consulting services regarding PUCO
- RMO dismissed as Chairman and CEO
- Gregory J. Osborne named CEO
- RMO files lawsuit against EGAS and its directors and officers
- New director joins Board in 2014
- The InterTech Group filed initial 13D December 2014
- Three additional new Directors join Board in 2015
- Two Directors selected as representatives of largest shareholder

2016 and beyond

- Final PUCO order issued on investigative audit: clearly identified issues during the tenure of RMO as CEO
- PUCO ordered investigation of RMO's Ohio pipeline operations
- PUCO ordered new agreement with EGAS Ohio utility and RMO pipeline that was punitive to EGAS utility and customers and benefitted RMO
- InterTech acquired additional 100,000 shares
- Refinancing filed with regulators for approval

© 2016 Gas Natural Inc.
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15 © 2016 Gas Natural Inc. 15 ▪ Fixing capital structure ▪ Refinancing ▪ Agreement with lenders ▪ Organizational structure ▪ In front of four state commissions for approval ▪ Adjusted dividend ▪ Reduced by $0.24, or 44%, to align with earnings at a sustainable level ▪ Expect to maintain payout and surpass previous level within 5 years ▪ Managing operating costs ▪ Right - sized operations ▪ Reduced headcount by over 25% ▪ Implemented ERP system ▪ In - house legal counsel ▪ Improving internal control structure ▪ Unwound related party transactions ▪ Internal audit function Improving Operations and Performance

16 © 2016 Gas Natural Inc. 16 ▪ Montana Public Service Commission (MSPC) ▪ December 2014: Dividend from subsidiary, Energy West, to parent, EGAS, had been suspended because of ring - fencing violations ▪ July 2015: Regular and special dividend reinstated ▪ Public Utilities Commission of Ohio (PUCO) ▪ A pproved stipulation agreement that closed the management audit ▪ Supported by PUCO regarding inappropriate agreements with RMO’s pipeline company ▪ Maine Public Utilities Commission (MPUC) ▪ Seven - year alternative rate plan approved, protecting our rates ▪ North Carolina Utilities Commission (NCUC) ▪ Stipulation agreement to maintain rate structure to 2019 Improving Regulatory Relations

17 © 2016 Gas Natural Inc. 17 ▪ Engaged regulators, staff and utility management to assess and formulate a plan to rebuild trust and relationships ▪ Established transparency across the organization and with investors; initiated quarterly investor calls in April 2014 ▪ Overhauled leadership across Gas Natural and the utilities: ▪ Re - hired Kevin J. Degenstein as COO and CCO ▪ Added Vincent A. Parisi as General Counsel and Eric Weldele (former PUCO Chief of Staff ) as consultant, to rebuild relationships with PUCO Staff and Consumers ’ Counsel ▪ Established internal legal discipline and focus on centralized legal matrix; focused on settlement discussions in Ohio with respect to GCR and Commission Ordered Investigation cases ▪ Identified key personnel needs and concerns of regulators to address ineffective management at the operating level; replaced with experienced personnel ▪ Replaced general managers in North Carolina (Darryl L. Knight, one of RMO’s Board nominees) and Ohio; right - sized operations to improve efficiency ▪ Hired HR manager to establish consistent employee policies and procedures across the various Gas Natural companies Decisive Actions

18 © 2016 Gas Natural Inc. 18 Decisive Actions (Cont’d.) ▪ Replaced a majority of the Board ▪ Initiated critical lawsuits to bring finality to PUCO Staff and Ohio Consumers ’ Counsel concerns regarding RMO’s related party transactions ▪ Resolution passed to eliminate all related party transactions not required by operational needs ▪ Filed suit against Orwell Trumbull Pipeline (owned by RMO) with the PUCO ▪ Engaged SOX compliance firm to audit internal controls and ensure compliance ▪ Established and tested new internal controls to ensure SOX and SEC compliance ▪ Hired new internal auditor, tax director and SEC accounting manager ▪ Engaged new external auditor; achieved clean opinion on 2014 annual financial statements ▪ Established internal processes and policies for future GCR audits ▪ Reviewed, and revised where deficiencies were found, all state operations and internal processes and controls ▪ Entered stipulation with NCUC to establish base rates for five year period ▪ Established seven - year rate plan with MPUC

19 © 2016 Gas Natural Inc. 19 □ Rationalized non - core assets □ Divested Wyoming assets □ Divested Pennsylvania assets □ Divested Kentucky assets □ Reinstated EWI dividend to parent □ SAP implementation □ Phase I □ Phase II □ Settled COI case with PUCO □ Settled OTP case with PUCO □ Restructuring organization □ Refinancing debt Results: Driving Value ● ●

20 © 2016 Gas Natural Inc. 20 THE EGAS BOARD & MANAGEMENT ARE ON THE RIGHT TRACK ▪ EGAS has an exceptional market opportunity ▪ EGAS is at the inflection point of the turnaround ▪ EGAS offers the right Board and Executive T eam to execute and grow its business – with strong corporate governance

Board of Director Nominees

Well Balanced, Independent, with Right Mix of Skills & Experience

Nominee	Biography	Joined BoD	Other Public BoD	Public Co. Mgmt.	Governance	Utility	Finance	Acctg.	Strategy
Michael R. Winter (Chairman)	Retired partner with PricewaterhouseCoopers LLP, having served clients principally in the utility and energy industry, also with transactional experience. He currently serves on the Board of Directors of Allied Motion Technologies, Inc. (NASDAQ: AMOT)	2014	X			X	X	X	X
Gregory J. Osborne (President & CEO)	Named CEO in May 2014; President and COO in November 2013 to May 2014. Also served in executive positions for several entities which are now operating subsidiaries. He formerly served as a Director of Corning Natural Gas Corporation (OTC: CNIG)	2009	X	X		X	X		X
Michael B. Bender	Currently serves as director, corporate secretary and corporate counsel of The InterTech Group, Inc., our largest shareholder holding 9.9% of ShOut, with extensive governance experience	2015			X		X		
James P. Carney	Currently Executive in Residence and adjunct faculty at Virginia Commonwealth University. Previously held executive finance and governance roles at Dominion Resources, Inc. (NYSE: D) and Virginia Electric and Power Company (NYSE: VEL-E.CL)	2015		X		X	X		X
Richard K. Greaves	Private practice CPA for individuals and corporations, former partner with Ernst & Young LLP	2013			X		X	X	
Robert B. Johnston	Currently EVP and Chief Strategy officer for The InterTech Group, Inc., our largest shareholder holding 9.9% of ShOut; previously president and CEO of The Hudson's Bay Company. Also Chairman of the Board of Supremax, Inc. (TSX: SXP), and Director of Fyffes PLC (Irish: FQ3.IR), Circa Enterprises (TSXV: CTO.V) and Corning Natural Gas Holding Company (OTC: CNIG)	2015	X			X	X		X

4 of 6 Board members joined since RMO dismissal in May 2014

© 2016 Gas Natural Inc.

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22 © 2016 Gas Natural Inc. 22 Strong Corporate Governance EGAS’s Strong Corporate Governance Ensures Board and Management Accountability 5 Number of independent Directors of 6 member Board 4 Joined Board post departure of RMO 2.5 Average tenure (years) x Separated Chairman and CEO roles x Two Directors placed as representatives of 9.9% shareholder (The InterTech Group) x Committed to annual election of Directors x Independent Director meetings without management present x One class of voting common stock x No shareholder rights plan x Active and ongoing shareholder engagement x Developing new executive compensation plan tied to performance x Shareholders can call special meetings

23 © 2016 Gas Natural Inc. 23 EGAS Five Year Share Price Catalysts A. 05/15/12 Prospectus for 700k share secondary offering B. 06/26/12 Secondary offering of 700k shares; RMO selling C. 11/13/12 Q3 2012 earnings D. 12/21/12 $50m shelf E. 07/11/13 Priced primary offering at $10 per share; 1.5m shares F. 10/30/13 Offering 1.1m shares, incl. 1.0m to be sold by RMO G. 11/13/13 PUCO Opinion and Order issued H. 11/20/13 Q3 2013 earnings I. 12/10/13 Shareholder derivative lawsuits filed J. 01/08/14 Retained Cox Consulting – PUCO support K . 07/15/14 EGAS refutes thestreet.com article: Rumor of sale discussion L. 07/21/14 Release on rejected Algonquin offers M. 01/28/15 Rehmann investigative audit report N. 02/09/15 New additions to Board/resignation of previous members O. 03/31/16 Prospectus under $50m shelf — register stock P. 04/05/16 Revised dividend policy Q. 06/02/16 PUCO Final Order on Commission Ordered Investigation R. 06/20/16 PUCO Order on R.M. Osborne pipeline (OTP) $5 $6 $7 $8 $9 $10 $11 $12 $13 $14 EGAS Share Price Catalysts A B C D E F G H I J O P Q R K L M N

24 © 2016 Gas Natural Inc. 24 ▪ Grow customer base by 4% - 5% per year ▪ Increase full service distribution throughput ▪ Proactively ensure regulatory transparency ▪ Continue investments in utility assets for growth ▪ Prudently manage capital allocation and cost structure Strategic Focus

25 © 2016 Gas Natural Inc. 25 Liam D. Burke, April 8, 2016 Our Analyst Supports Management and Our Strategy “EGAS shares generate an attractive dividend yield. Despite lowering its annual dividend from $0.54 to $0.30, EGAS shares currently yield 4.2%. The dividend reduction reflects the company’s decision to reallocate capital toward areas of higher return while still maintaining the dividend at sustainable levels. EGAS shares’ yield is about 30% higher than its peers.” “Gas Natural has a clear growth strategy. The company is leveraging its utility management operation and investment experience to increase market penetration while maximizing its allowable returns. The company continues to grow earnings and cash flow through its investment in its rate base. Continued investment not only improves Gas Natural’s fundamentals, but also enables the company to maintain higher quality facilities that drive higher levels of productivity and customer service.”

26 © 2016 Gas Natural Inc. 26 RMO AND SLATE BRING NO ADDED VALUE

27 © 2016 Gas Natural Inc. 27 Dissident Nominees Comments ▪ Richard M. Osborne ▪ Removed from EGAS as Chairman and CEO in May 2014, in part for failure to adhere to Board resolution ▪ Several companies owned by Richard M. Osborne are undergoing bankruptcy proceedings, including John D. Oil & Gas Company, Great Plains Exploration, LLC and Oz Gas, Ltd. ▪ His interests do not appear to be aligned with the majority of our shareholders, as evidenced by his significant divestiture of EGAS shares. During the period January 31, 2010 through April 15, 2016, Richard M. Osborne sold nearly 2.5 million shares of EGAS stock, leaving him with fewer than 5,000 shares. ▪ He’s proven, through his history at Gas Natural, that his interests are self - serving ▪ Darryl L. Knight ▪ Darryl L. Knight was hired by Richard M. Osborne and served in various capacities during his tenure. O ur North Carolina utility , Frontier Natural Gas, was cited with a disallowance of $2.4 million for poor gas cost procurement practices under his management ▪ Terence S. Profughi ▪ Does not appear to possess sufficient relevant experience to effectively guide EGAS – no public board, public company management, governance, utility, finance, accounting or strategy experience ▪ Joseph M. Gorman ▪ Does not appear to possess sufficient relevant experience to effectively guide EGAS – no public board, public company management, governance, utility, finance, accounting or strategy experience ▪ Martin W. Hathy ▪ Does not appear to possess sufficient relevant experience to effectively guide EGAS – no public board, public company management, governance, utility, finance, accounting or strategy experience ▪ Lauren Tristano ▪ Does not appear to possess sufficient relevant experience to effectively guide EGAS – no public board, public company management, governance, utility, finance, accounting or strategy experience We Believe the Dissident Board Nominees are Poor Alternatives to the Existing Board

28 © 2016 Gas Natural Inc. 28 ▪ The PUCO initiated an investigation into the management practices at our Ohio utilities, primarily due to significant concerns over related party transactions between our Ohio utilities and RMO’s companies ▪ The PUCO noted about RMO’s tenure as Chairman and CEO of EGAS: ▪ “The evidence shows that there is a severe organizational dysfunction within the companies and between the regulated companies and their non - regulated affiliates.” ▪ “Senior management lacked basic utility experience.” ▪ The recommendation for an audit “comes following a series of extremely frustrating audits of the companies, rife with self - dealing that demonstrates a remarkable lack of control.” ▪ The PUCO’s most recent order calls for an investigation and audit of all pipeline companies owned and controlled by RMO and under the jurisdiction of the PUCO Regulatory Citations Referencing RMO

29 © 2016 Gas Natural Inc. 29 ▪ PUCO states the following in order, dated June 15, 2016: ▪ “ OTP, Cobra, and any other pipeline companies owned or controlled by Richard Osborne and regulated by the PUCO should file, within 60 days of this Opinion and Order, a rate case application to establish just and reasonable rates including a standard transportation rate for both firm and interruptible service .” ▪ “We found that the employee and management relationships and corporate structure of the utility companies owned and controlled by Richard Osborne raised concerns that led to an investigative audit of the gas utilities… That investigative audit did not include the pipeline companies owned or controlled by Richard Osborne… Serious issues remain concerning the pipeline companies that Richard Osborne owns and controls, including Cobra and OTP… We find it appropriate to order the Staff to undertake an investigative audit of all of the pipeline companies owned or controlled by Richard Osborne and their affiliates that are subject to the jurisdiction of the PUCO.” PUCO to investigate all pipeline companies owned or controlled by RMO PUCO Rules in Favor of Gas Natural’s Ohio Utilities

30 © 2016 Gas Natural Inc. 30 RMO Actions Demonstrate Self - Dealing ▪ RMO divested a significant number of shares during his tenure as Chairman and CEO ▪ Dividend payments increased dramatically during his tenure, jeopardizing the sustainability of EGAS’s cash flows ▪ The growing dividends funded RMO’s self - interests $2.3 $3.5 $4.4 $4.4 $5.0 $5.7 $5.7 2009 2010 2011 2012 2013 2014 2015 EGAS Dividends Paid 2,487,972 2,072,271 1,991,911 1,191,911 185,000 63,777 63,777 4,977 EGAS Shares Held by RMO (in millions)

31 © 2016 Gas Natural Inc. 31 ▪ 2013 and 2014: Included numerous large projects ▪ Significantly exceeded depreciation and amortization ▪ 2015: Reduced capital expenditures to focus on return - generating investments ▪ Adding more services to installed mainlines; investing in growth areas ▪ NC and ME ▪ Market - based rates Capital Investments Strained by RMO Interests $23.5 $21.6 $9.6 $9.4 $5.6 $6.6 $7.2 $7.3 2013 2014 2015 Q1 2016 TTM CapEx [1] vs. D&A [1] CapEx D&A (in millions) [1] Restated for divestiture of Wyoming operations recorded as discontinued operations in 2014

32 © 2016 Gas Natural Inc. 32 ▪ In his capacity as General Manager of Gas Natural’s North Carolina utility, Darryl L. Knight demonstrated a lack of understanding of critical utility operations ▪ NCUC disallowed >$2.4 million regarding gas cost procurement practices under Knight’s management ▪ Gas Natural is currently expensing $460,000 per year over five years to correct this mismanagement ▪ Rate cases were in jeopardy and show cause orders were threatened during Knight’s tenure Darryl L. Knight Unfit to Serve as EGAS Director

33 © 2016 Gas Natural Inc. 33 The Dissident Committee’s Solutions Comments ▪ Reinstating the Company’s dividend to $0.54 annually ▪ Under RMO, our outstanding common stock increased more than twofold from 2010 - 2013, more than doubling the total annual dividend to a level that was disproportionate to our earnings and unsustainable. ▪ Amending the Company’s Code of Regulations ▪ We are of the opinion that our current Code reflects solid governance practices. ▪ Terminating all employment agreements ▪ Our compensation philosophy endeavors to align the compensation of our executive officers with our overarching business plans, goals and values and the advancement of the financial interests of our shareholders. The compensation committee engaged Pay Governance, an independent consulting firm that advises on executive compensation matters, including executive compensation, benefits and prerequisites, in connection with reviewing and determining the compensation of our executive officers. ▪ Hiring additional field representatives to increase customer growth ▪ During the two year period ended March 31, 2016, we realized customer growth of 31% and 26% in our emerging markets of Maine and North Carolina, respectively, in addition to moderate growth in our more mature markets of Ohio and Montana. ▪ Cutting expenses, including executive compensation ▪ We right - sized our operations, reducing headcount by over 25% to 186 in April 2016, to improve efficiency and morale. ▪ Rationalizing the Company’s capital structure ▪ We recently requested regulatory approvals for a complete refinancing of our debt that simplifies our balance sheet, provides greater financial flexibility and will further facilitate growth. ▪ Providing strategic, operational and financial oversight necessary to establish a strategic vision ▪ Our new management team and Board of Directors defined and published our new VISION, MISSION and STRATEGY in mid - 2015. Dissident Platform is Unfounded

34 © 2016 Gas Natural Inc. 34 WE ARE DRIVING CHANGE

35 © 2016 Gas Natural Inc. 35 Our VISION: To be a premier natural gas company recognized as the benchmark in the natural gas utility industry by customers, peers and investors Our MISSION: To provide safe, reliable, cost - effective natural gas services to current and future customers Our STRATEGY: ▪ To leverage our utility management experience and make prudent investments in growth opportunities ▪ Capture greater market penetration ▪ Earn the highest allowed returns where there are growth opportunities Gas Natural Inc.

36 © 2016 Gas Natural Inc. 36 ▪ EGAS has refreshed its business, strategy and Board ▪ EGAS believes it is positioned for significant growth ▪ New management has demonstrated significant progress since RMO’s dismissal ▪ RMO’s committee, representing <0.1% of ShOut, fraught with regulatory investigation and lacking public company Board qualifications, seeks control of the Board without a new strategy to create shareholder value ▪ EGAS Board and management request the time to execute on our momentum In Closing Vote the GREEN proxy card to protect your investment

37 © 2016 Gas Natural Inc. 37 THANK YOU

38 July 6 , 2016 Investor Presentation

Important Shareholder Information

Gas Natural will hold its 2016 Annual Meeting of Shareholders on July 27, 2016. The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a definitive proxy statement together with a GREEN proxy card in connection with the 2016 Annual Meeting. The definitive proxy statement contains important information about the Company, the 2016 Annual Meeting, and related matters.

COMPANY SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING GREEN PROXY CARD, AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE AS THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the matters to be considered at the 2016 Annual Meeting. Information regarding the Company’s directors and executive officers is contained in the Company’s annual report on Form 10-K/A filed with the SEC on April 27, 2016, and definitive proxy statement filed with the SEC on June 21, 2016.

The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Gas Natural Investor Relations at (716) 843-3821. Such materials are also available at http://proxy.egas.net.

Safe Harbor Regarding Forward-Looking Statements

The Company is including the following cautionary statement in this release to make applicable and to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf of, Gas Natural Inc. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words "anticipates," "estimates," "expects," "intends," "plans," "predicts," "believes" and similar expressions. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those expressed. Factors that may affect forward-looking statements and the Company's business generally include, but are not limited to the Company’s ability to consummate the corporate reorganization and debt refinancing on terms that are acceptable to the Company, or at all; the Company's ability to successfully integrate the operations of the companies it has acquired and consummate additional acquisitions; the Company's continued ability to make or increase dividend payments; the Company's ability to implement its business plan, grow earnings and improve returns on investment; fluctuating energy commodity prices; the possibility that regulators may not permit the Company to pass through all of its increased costs to its customers; changes in the utility regulatory environment; wholesale and retail competition; the Company's ability to satisfy its debt obligations, including compliance with financial covenants; weather conditions; litigation risks; and various other matters, many of which are beyond the Company's control; the risk factors and cautionary statements made in the Company's public filings with the Securities and Exchange Commission; and other factors that the Company is currently unable to identify or quantify, but may exist in the future. Gas Natural Inc. expressly undertakes no obligation to update or revise any forward-looking statement contained herein to reflect any change in Gas Natural Inc.'s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.